Income Tax - Schedule of Net Taxable Losses Before Income Taxes and its Provision for Income Taxes (Details) - USD ($)	6 Months Ended
	Apr. 30, 2026	Apr. 30, 2025
Income Tax Expense (Benefit) [Abstract]
Loss attributed to China	$ (13,248,423)	$ (675,742)
PRC statutory tax rate	25.00%	25.00%
Income tax expense at statutory rate	$ (3,312,106)	$ (168,936)
Deferred tax assets not recognized	3,312,106	168,936
Income tax expense